UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

McKESSON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
McKESSON CORPORATION
2021 Annual Meeting
Vote by July 22, 2021 | 11:59 PM ET. For shares held in a 401(k) Plan, vote by July 20, 2021 | 11:59 PM ET.
McKESSON CORPORATION ATTN: CORPORATE SECRETARY 6555 STATE HIGHWAY 161 IRVING, TX 75039
D54522-P53037-Z79487
You invested in McKESSON CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 23, 2021.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting them prior to July 9, 2021. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy material(s).
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
July 23, 2021
8:30 A.M. Central Daylight Time
Virtually at: www.virtualshareholdermeeting.com/MCK2021
*Please check the meeting materials for any special requirements for meeting attendance.
V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of nine directors for a one-year term.
Nominees:
1a. Dominic J. Caruso For 1b. Donald R. Knauss For 1c. Bradley E. Lerman For 1d. Linda P. Mantia For 1e. Maria Martinez For 1f. Edward A. Mueller For 1g. Susan R. Salka For 1h. Brian S. Tyler For 1i. Kenneth E. Washington For
2. Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending March 31, 2022. For
3. Advisory vote on executive compensation. For
4. Shareholder proposal on action by written consent of shareholders. Against
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
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